              As filed with the Securities and Exchange Commission
              on January 22, 1999 (to be effective April 1, 1999)
                       Securities Act File No. 33-05676
                    Investment Company Act File No 811-4672


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ X ]

Pre-Effective Amendment No.                                               [   ]


Post-Effective Amendment No. 16                                           [ X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
           ACT OF 1940                                                    [ X ]


                               Amendment No. 17                           [ X ]


                        (Check appropriate box or boxes)

                       SG COWEN INCOME + GROWTH FUND, INC.
        .................................................................
               (Exact Name of Registrant as Specified in Charter)

                        Financial Square
                       New York, New York               10005
              ......................................   ........
             (address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 495-6000

                              Rodd M. Baxter, Esq.
                       SG Cowen Income + Growth Fund, Inc.
                                Financial Square
                            New York, New York 10005
                   ...........................................
                     (Name and Address of Agent for Service)


                                   Copies to:
                                Jon S. Rand, Esq.
                            Willkie, Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019


                  Approximate Date of Proposed Public Offering
                   As soon as practicable after the effective
                       date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):


      Immediately upon filing pursuant to paragraph (b), or
---


      on          pursuant to paragraph (b), or
---


      60 days after filing pursuant to paragraph (a), or
---


X     on April 1, 1999 pursuant to paragraph (a)(1)
---


      75 days after filing pursuant to paragraph (a)(2)
---


      on (date) pursuant to paragraph (a)(2) of Rule 485.
---

                            SG Cowen Income + Growth
                                   Fund, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

     [LOGO]                                   [LOGO]

                               TABLE OF CONTENTS

                                                              Page
                                                           -----------
Fund Profile.............................................           3

How We Manage the Fund...................................           6

Our investment strategies................................           6

The securities in which we typically invest..............           6

The risks of investing in the Fund.......................           6

Who Manages the Fund.....................................           7

Investment adviser.......................................           7

Management Fees..........................................           7

Portfolio Mangers........................................           7

About Your Account.......................................           8

Choosing share class.....................................           8

How to reduce your sales charge..........................           9

How to buy shares........................................           9

How to sell shares.......................................          10

Account minimum..........................................          10

Special services.........................................          10

Dividends, distributions and taxes.......................          11

Financial Highlights.....................................          12

Fund Profile:

What are the Fund's goals?

    The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will.

What are the Fund's main investment strategies?

    We invest at least 80 percent of the Fund's assets, under normal market conditions, in equity securities such as common and preferred stock, and securities that are convertible into or exchangeable for common stock. The Fund may also write covered call options. We focus on stocks that have a record of paying dividends and increasing dividends, and that we believe have the potential for increasing dividends over time.

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the statement of additional information.

What are the main risks of investing in the Fund?


    Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. For further discussion of risk, see "How we Manage the Fund."


    You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?

    The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied over the past ten calendar years, as well as the average annual returns of all of the Fund's shares for one, five, and ten years -- compared to the performance of the S&P 500 Index and the Lipper Equity Income Fund Average. You should remember that unlike the Fund, the S&P 500 Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. However, the Lipper Equity Income Fund Average, which shows how the Fund's performance compares with returns of an index of funds with the similar investment objectives does include these costs. The Fund's past performance is not necessarily an indication of how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS

                            SG Cowen Income & Growth Fund
Year-end returns
1989                                               23.57%
1990                                               -8.61%
1991                                               26.49%
1992                                               12.26%
1993                                                9.25%
1994                                               -6.13%
1995                                               36.77%
1996                                               13.13%
1997                                               22.90%
1998                                                0.65%

Calendar year returns (Class A)

    The maximum Class A sales charge of 4.75%, assessed when you purchase shares, is not reflected in these total returns. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

    FOOTNOTE TO BAR CHART: During the ten years illustrated above, the Fund's highest return in one quarter was +10.86% (12/31/95) and its lowest return in one calendar quarter (9/30/90) was -10.55%.

Average annual returns as of 12/31/98

                                                                  1 Year       5 Years     10 Years
                                                                -----------  -----------  -----------
SG Cowen Income+Growth Fund, Inc. Class A.....................       (4.10)%      11.34%       11.60%
S&P 500.......................................................       28.76%       24.15%       19.22%
Lipper Equity Income Fund Average.............................       11.76%       16.61%       14.89%

                                                                          1 Year      Inception
                                                                        -----------  -----------
SG Cowen Income + Growth Fund, Inc. Class B...........................       (5.10)%      13.72%*
SG Cowen Income + Growth Fund, Inc. Class I...........................        0.88%       15.04%**

*  May 17, 1994

** May 9, 1994

What are the Fund's fees and expenses?

    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.


    Shareholders fees are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.



Share Class                                                       A         B        I
-------------------------------------------------------------  --------   ------   ------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)............................................      4.75%(1)   None   None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  purchase price or redemption price, whichever is lower)....      None        5%(2)   None
Maximum Sales Charge (Load) on Reinvested Dividends..........      None     None     None
Redemption Fees(3)...........................................      None     None     None
Exchange fee.................................................      None     None     None


    Annual fund operating expenses are expenses that are deducted from the Fund's income or assets.


Share Class                                                               A        B        I
----------------------------------------------------------------------  ------   ------   ------
Management Fees.......................................................    0.75%    0.75%    0.75%
Distribution and Service (12b-1) Fees.................................    0.25%    1.00%     0.0%
Other Expenses........................................................    0.25%    0.28%    0.22%
Total Operating Expenses..............................................    1.25%    2.03%    0.97%


Example(4)

    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                                                                        10
                                        1 Year    3 Years   5 Years    Years
                                        -------   -------   -------   -------
Class A...............................  $  590    $  853    $1,129    $1,915
Class B (assumes redemption at end of
  period).............................  $  706    $  937    $1,293    $2,358
Class B (assumes no redemption).......  $  206    $  637    $1,093    $2,358
Class I...............................  $   99    $  359    $  556    $1,190


------------


(1) A purchase of Class A shares at $1 million or more will be made at net asset value.


(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

                             HOW WE MANAGE THE FUND

Our investment strategies

    We analyze economic and market conditions, seeking to identify the securities that we think make the best investments in pursuit of the Fund's investment objective. We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 80% of the Fund's assets will be in equity securities.


    In selecting investments, SG Cowen Asset Management considers such factors as a company's current valuation, market capitalization, price-earnings ratio, current dividend yield, and its potential for strong positive cash flow and future dividend growth.


The securities in which we typically invest

    The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

    Equity securities: equity securities include common and preferred stocks.

    Covered call options: an agreement that gives the buyer the right but not the obligation to buy a certain amount of a specific security for a specific price within a certain time period regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

    In particular, the Fund's annual report discusses the relevant market conditions and investment strategies used by the Fund's investment adviser that materially affected the Fund's performance during the last fiscal year. You may obtain these reports at no cost by calling 1-800-309-1111.

Temporary defensive position


    For temporary defensive purposes, in attempt to respond to adverse market economic or political conditions, we may invest up to 20% of the Fund's assets and in excess of that amount when market conditions warrant, in fixed-income securities such as corporate bonds, commercial paper, or short-term money market securities such as obligations issued or guaranteed by the U.S. Government. To the extent we find it necessary to invest in such securities, we may not achieve the Fund's goal.


The risks of investing in the Fund


    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund's investment, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund:
(1) Market risk is the risk that all or a majority of the securities in a certain market-- like the stock or bond market-- will decline in value because of factors such as economic conditions, future expectations or investor confidence; (2) Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value; and (3) Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.


Year 2000 risks


    Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Investment Adviser and other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." This problem may also adversely affect the issues in which the Fund invests. The Investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                              WHO MANAGES THE FUND


    The officers of the Fund conduct the Fund's daily business operations, subject to the supervision of the Fund's Board of Directors.


Investment adviser


    From the Fund's commencement of operations until July 1, 1998, Cowen & Co ("Cowen") served as investment manager to the Fund. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation, a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation. SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen, through its investment management division, SG Cowen Asset Management, has served as the new investment adviser to the Fund, with the existing investment management personnel of Cowen continuing to provide investment management services to the Fund for the same management fee described below. SG Cowen, which currently manages approximately $6 billion in assets, manages the Fund's business affairs, including being responsible for the Fund's investment program, and provides daily administrative services.


Management fees

    For managing the Fund and its investments, the adviser is paid a yearly fee of 0.75% of daily net asset value.

Portfolio Managers

    William Rechter and Benedict Capaldi are primarily responsible for the daily management of the Fund. Mr. Rechter has had such responsibility since the Fund commenced operations in 1986, while Mr. Capaldi has been associated with the Fund since 1997.

    William Rechter is a Senior Vice President and Senior Investment Officer, and has served as a Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. Previously, he was a Class I limited Partner of Cowen and Managing Director of Cowen Incorporated. Prior to joining Cowen, Mr. Rechter was President and Chief Investment Officer of Sperry Capital Management. He is a Chartered Financial Analyst with 28 years of investment experience.

    Benedict Capaldi is a Senior Investment Officer, and has served as a Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. He was a Managing Director and Portfolio Manager of Cowen Asset Management since December, 1996. Before joining Cowen, he was a Portfolio Manager for Provident Capital Management, Inc., Senior Vice President and Portfolio Manager for Radnor Capital Management and President of Chestnut Hill Advisors, Inc. He is a Chartered Financial Analyst with 32 years of investment experience.


                               ABOUT YOUR ACCOUNT

    You can choose from a number of share classes. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class


    Class A Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. If you invest $50,000 or more your front-end sales charge will be reduced. You may qualify for other reduced sales charges, as described in "How To Reduce Your Sales Charges," and under certain circumstances the sales charge may be waived; please see the Fund's Statement of Additional Information. Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of the Fund's average daily net assets, which is lower than the 12b-1 fee for Class B shares. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares. Class A shares are not subject to a contingent deferred sales charge. The offering price includes a front-end sales charge.


Class A Shares Fees

                                          Sales charge as  Sales charge as %   Dealer's commission
                                           % of offering       of amount        as % of offering
Amount of purchase                             price           invested               price
----------------------------------------  ---------------  -----------------  ---------------------
Up to $49, 999..........................          4.75%             5.00%                4.00%
$50,000 to $99,999......................          4.00%             4.17%                3.25%
$100,000 to $249,999....................          3.75%             3.90%                3.00%
$250,000 to $499,999....................          2.50%             2.56%                2.00%
$500,000 to $999,999....................          2.00%             2.04%                1.50%
$1,000,000 to $2,999,999................             0%                0%                1.00%
$3,000,000 to $3,999,999................             0%                0%                0.50%

    If you invest $4 million or more, you will receive Class I shares, which are not subject to any sales charge or service fee.

    Class B Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them. If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Under certain circumstances the contingent deferred sales charge may be waived; please see the Fund's Statement of

Additional Information. Class B shares are subject to an annual 12b-1 fee no greater than 1% of the Fund's average daily net assets, of which 0.25% are service fees paid for providing services and maintaining shareholder accounts. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares.


    Class I Class I shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class I shares are not subject to a contingent deferred sales charge or to an annual 12b-1 fee. Class I shares may be referred to as institutional shares. They are available exclusively to certain types of investors such as employee benefit plans of selected dealers of the Fund, charitable organizations, investment advisory and consulting clients of SG Cowen, accounts as to which a broker, registered investment adviser, or bank charges an account management fee and certain omnibus accounts. Please contact your financial adviser for further information or see the Fund's Statement of Additional Information.


How to reduce your sales charge

    We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Fund's Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

Program


Letter of Intent         You can use a Letter of Intent to combine all your purchases of Class A shares in selected SG Cowen Funds over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation   You may also combine your previous purchases of Class A shares in the Fund along with the purchase of Class A shares of
                         selected other SG Cowen Funds to reduce your front-end sales charges.

Reinvestment of          Up to 30 days after you redeem your Class A shares, you can
redeemed shares          reinvest the proceeds without paying a front-end Sales charge.
                         You may use this privilege only once.

Certain individuals,     Qualified individuals, organizations, retirement and profit
employees of SG Cowen,   sharing plans, and others may qualify for the purchase of
401(k) and other         Class A shares without a sales charge.
retirement plans

Please see your financial adviser to determine whether you qualify for any of these programs, or consult the Statement of Additional Information.


How to buy shares

    Your financial adviser can handle all the details of purchasing shares, including opening an account. You can also invest in the Fund by mail. Complete an investment slip indicating the class of shares you wish to purchase, and mail it with your check payable to the Fund and class of shares you wish to purchase to: DST Systems, Inc. ("DST"), 210 West 10th Street, Kansas City, MO 64105. If you are making an initial purchase by mail, you must include a completed Investment Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. If you want to purchase shares by Federal wire, contact the Fund directly at 1-800-309-1111. There is no charge for establishing or maintaining an account.


    You can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. If you are buying shares in an IRA, or a retirement plan for self-employed persons, the minimum initial purchase is $500, and additional investments of only $50 after that.


    If your order is received before 4:15 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after 4:15 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

    Normally, we determine the Fund's net asset value (NAV) per share as of 4:15 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value per share by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We price securities and other assets for which market quotations are available at their market value. Any short-term investments which have a maturity of less than 60 days are priced at amortized cost.

How to sell shares


    You can sell your shares back to the Fund by mail or by contacting your financial adviser. Generally, SG Cowen and other authorized dealers will act on your oral instructions to redeem shares. If you send a written order to DST to redeem shares, your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.


    When a properly completed request to sell or exchange shares is received by 4:15 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day your request is received. We will pay you normally within three business days, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.

Account Minimum

    If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.

Special Services

    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 1-800-309-1111.

- You can exchange all or part of your shares for the same class of shares in certain other SG Cowen funds without paying a sales charge. When you exchange shares, you are purchasing shares in another fund, so you should be sure get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. For income tax purposes, an exchange is treated as a concurrent sale and purchase and any gain on the transaction may be subject to income tax. Therefore, you should consult your tax adviser about the tax consequences of any exchange.

- You can automatically invest regular monthly investments of $100 or more directly from your checking account. No fee is charged for these automatic transactions, but a service charge of $10.00 will be deducted for checks returned for insufficient funds. The Fund reserves the right upon notification to all participants, to impose a fee in the future.

- You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.

- Through our Systematic Withdrawal Plan, you can arrange a regular monthly, quarterly, or annual payment from your account made to you or someone you designate. If the value of your account is $10,000 or more, you can make withdrawals of at least $50 monthly.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund declares and pays income dividends quarterly, while any net realized capital gains are generally distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

    Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends from short-term capital gains and net investment income are generally taxable as ordinary income; dividends from long-term capital gains are taxable as capital gains. In addition, you may be subject to state and local taxes on distributions.

    We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year

                              FINANCIAL HIGHLIGHTS


    These financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. All information reflects financial results for a single share in the Fund. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Fund's annual report, which is available upon request by calling 800-309-1111.



                                                         SG Cowen Income + Growth Fund, Inc. - Class A
                                           -------------------------------------------------------------------------
                                                                                                         Year Ended
                                                      Year Ended November 30,              Four Months    July 31,
                                           ----------------------------------------------     Ended     ------------
                                              1998        1997        1996        1995      11/30/94        1994
                                           ----------  ----------  ----------  ----------  -----------  ------------
NET ASSET VALUE
  Beginning of Period....................   $   14.55   $   14.40   $   13.19   $   10.62   $   11.06     $   12.97
                                           ----------  ----------  ----------  ----------  -----------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net................        0.29        0.36        0.48        0.51        0.19          0.52
  Net Realized and Unrealized Gains
   (Losses) on Investments...............        0.19        1.97        1.74        2.54       (0.50)        (0.44)
                                           ----------  ----------  ----------  ----------  -----------       ------
  Net from Investment Operations.........        0.48        2.33        2.22        3.05       (0.31)         0.08
                                           ----------  ----------  ----------  ----------  -----------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...       (0.30)      (0.36)      (0.52)      (0.48)      (0.13)        (0.52)
  Distributions from Net Realized Gains
   on Investments........................       (2.39)      (1.82)      (0.49)          -           -         (1.47)
                                           ----------  ----------  ----------  ----------  -----------       ------
  Total Distributions....................       (2.69)      (2.18)      (1.01)      (0.48)      (0.13)        (1.99)
                                           ----------  ----------  ----------  ----------  -----------       ------
NET ASSET VALUE
  End of Period..........................   $   12.34   $   14.55   $   14.40   $   13.19   $   10.62     $   11.06
                                           ----------  ----------  ----------  ----------  -----------       ------
                                           ----------  ----------  ----------  ----------  -----------       ------
Total Return(5)..........................        3.98%      19.21%      17.86%      29.50%      (8.50) (2)        0.28%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)...............     $44,643     $55,383     $52,502     $49,298     $32,104       $34,722
  Ratio of Expenses to Average Net
   Assets................................        1.20%       1.21%       1.24%       1.31%       0.47%(3)        1.26%
  Ratio of Investment Income - Net to
   Average Net Assets....................        2.22%       2.65%       3.56%       4.29%       1.65%(3)        4.32%
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers.....        0.05%       0.14%       0.15%       0.19%       0.07%(3)        0.04%
  Portfolio Turnover Rate................          62%         75%         79%         72%         31%           76%

                                                          SG Cowen Income + Growth Fund, Inc. - Class B
                                              ----------------------------------------------------------------------
                                                                                             Four       Period From
                                                       Year Ended November 30,              Months      5/17/94(4)
                                              ------------------------------------------     Ended        Through
                                                1998       1997       1996       1995      11/30/94       7/31/94
                                              ---------  ---------  ---------  ---------  -----------  -------------
NET ASSET VALUE
  Beginning of Period.......................  $   14.46  $   14.31  $   13.14  $   10.58   $   11.04     $   10.85(1)
                                              ---------  ---------  ---------  ---------  -----------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net...................       0.17       0.27       0.37       0.42        0.16          0.09
  Net Realized and Unrealized Gains (Losses)
   on Investments...........................       0.20       1.95       1.73       2.54       (0.50)         0.20
                                              ---------  ---------  ---------  ---------  -----------       ------
  Net from Investment Operations............       0.37       2.22       2.10       2.96       (0.34)         0.29
                                              ---------  ---------  ---------  ---------  -----------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......      (0.20)     (0.25)     (0.44)     (0.40)      (0.12)        (0.10)
  Distributions from Net Realized Gains on
   Investments..............................      (2.39)     (1.82)     (0.49)         -           -             -
                                              ---------  ---------  ---------  ---------  -----------       ------
  Total Distributions.......................      (2.59)     (2.07)     (0.93)     (0.40)      (0.12)        (0.10)
                                              ---------  ---------  ---------  ---------  -----------       ------
NET ASSET VALUE
  End of Period.............................  $   12.24  $   14.46  $   14.31  $   13.14   $   10.58     $   11.04
                                              ---------  ---------  ---------  ---------  -----------       ------
                                              ---------  ---------  ---------  ---------  -----------       ------
Total Return(5).............................       3.11%     18.34%     16.89%     28.49%      (9.33) (2)       13.19%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)..................     $2,711     $4,478     $2,581     $1,453        $280           $56
  Ratio of Expenses to Average Net Assets...       1.97%      1.99%      2.04%      2.07%       0.75%(3)        0.57%(3)
  Ratio of Investment Income - Net to
   Average Net Assets.......................       1.43%      1.84%      2.76%      3.44%       1.31%(3)        0.45%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers...........       0.06%      0.14%      0.15%      0.19%       0.07%(3)        0.04%(3)
  Portfolio Turnover Rate...................         62%        75%        79%        72%         31%           76%

                                                         SG Cowen Income + Growth Fund, Inc. - Class I
                                            ------------------------------------------------------------------------
                                                                                                         Period From
                                                       Year Ended November 30,              Four Months   5/9/94(4)
                                            ----------------------------------------------     Ended       Through
                                               1998        1997        1996        1995      11/30/94      7/31/94
                                            ----------  ----------  ----------  ----------  -----------  -----------
NET ASSET VALUE
  Beginning of Period.....................   $   14.61   $   14.45   $   13.23   $   10.62   $   11.06    $   10.91(1)
                                            ----------  ----------  ----------  ----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net.................        0.35        0.41        0.58        0.52        0.20         0.10
  Net Realized and Unrealized Gains
   (Losses) on Investments................        0.16        1.97        1.69        2.59       (0.50)        0.16
                                            ----------  ----------  ----------  ----------  -----------  -----------
  Net from Investment Operations..........        0.51        2.38        2.27        3.11       (0.30)        0.26
                                            ----------  ----------  ----------  ----------  -----------  -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income....       (0.34)      (0.40)      (0.56)      (0.50)      (0.14)       (0.11)
  Distributions from Net Realized Gains on
   Investments............................       (2.39)      (1.82)      (0.49)          -           -            -
                                            ----------  ----------  ----------  ----------  -----------  -----------
  Total Distributions.....................       (2.73)      (2.22)      (1.05)      (0.50)      (0.14)       (0.11)
                                            ----------  ----------  ----------  ----------  -----------  -----------
NET ASSET VALUE
  End of Period...........................   $   12.39   $   14.61   $   14.45   $   13.23   $   10.62    $   11.06
                                            ----------  ----------  ----------  ----------  -----------  -----------
                                            ----------  ----------  ----------  ----------  -----------  -----------
Total Return(5)...........................        4.22%      19.57%      18.25%      29.99%      (8.37) (2)      10.63%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)................      $5,920     $10,444     $11,733     $19,309      $6,029       $4,988
  Ratio of Expenses to Average Net
   Assets.................................        0.91%       1.05%       0.90%       0.96%       0.40%(3)       0.28%(3)
  Ratio of Investment Income - Net to
   Average Net Assets.....................        2.50%       2.98%       3.90%       4.66%       1.68%(3)       1.13%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers......        0.06%       0.14%       0.16%       0.19%       0.07%(3)       0.05%(3)
  Portfolio Turnover Rate.................          62%         75%         79%         72%         31%          76%


---------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution

(2) Annualized

(3) Not Annualized

(4) Commencement of Distribution

(5) Exclusive of Sales Charges

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at Financial Square, New York, NY 10005, or Funds Distributor Inc., the Fund's distributor, at 60 State Street, Boston, MA 02109, or call toll-free 800-309-1111.


    You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.



Investment Company Act file number: 811-4672

                         STATEMENT OF ADDITIONAL INFORMATION

                                    APRIL 1, 1999


                         SG COWEN INCOME + GROWTH FUND, INC.

                FINANCIAL SQUARE, NEW YORK, NY 10005, (212) 495-6724,
                                    (800) 262-7116



                                       CONTENTS

                                                             Page
                                                             ----
          History. . . . . . . . . . . . . . . . . . . . . .   2
          Investment Objectives and Policies . . . . . . . .   2
          Management of the Fund . . . . . . . . . . . . . .   6
               Capital Stock . . . . . . . . . . . . . . . .  11
               Net Asset Value . . . . . . . . . . . . . . .  11
               Purchase of Shares. . . . . . . . . . . . . .  11
               Exchange Privilege. . . . . . . . . . . . . .  14
               Redemption of Shares. . . . . . . . . . . . .  16
          Taxation . . . . . . . . . . . . . . . . . . . . .  17
          Performance Information. . . . . . . . . . . . . .  18
          Other Information. . . . . . . . . . . . . . . . .  19
          Financial Statements . . . . . . . . . . . . . . .  19


     This Statement of Additional Information is meant to be read in conjunction with the Prospectus of SG Cowen Income + Growth Fund, Inc. (the "Fund") dated April 1, 1999, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling Funds Distributor, Inc., the Fund's principal underwriter, at (800) 221-7930 or by contacting SG Cowen Securities Corporation (SG Cowen) at (800) 262-7116 or any of its account representatives.

The Fund's financial statement and report of independent auditors thereon as of and for the fiscal year ended November 30, 1998 are incorporated by reference to the Fund's Annual Report, which may be obtained without charge by calling the toll-free number above. SG Cowen, through its investment management division SG Cowen Asset Management (SGCAM), is the investment manager to the Fund.


HISTORY


     The Fund was incorporated on May 22, 1986 under the laws of the State of Maryland and commenced operation on September 19, 1986. On July 1, 1998, the name of the Fund was changed from Cowen Income + Growth Fund, Inc. to SG Cowen Income + Growth Fund, Inc.


INVESTMENT OBJECTIVES AND POLICIES


     The primary investment objective of the Fund, which is a diversified open-end management investment company, is to realize a high level of dividend income to the extent consistent with the preservation of capital. Capital appreciation is a secondary objective of the Fund.


INVESTMENT STRATEGY


     Although a consideration in the selection of the Fund's investments, capital appreciation is not the primary objective of the Fund and investors should not expect appreciation comparable to that of mutual funds with capital appreciation as a primary objective. It also cannot be assured that the Fund will earn the level of income that might be achieved through investment in a portfolio of fixed income securities. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. It is anticipated that the securities in which the Fund will invest will be traded on the New York or American Stock Exchanges, although the Fund may invest in securities traded in the over-the-counter market. SGCAM will attempt to avoid investment in speculative securities or those with speculative characteristics and the Fund has adopted certain other policies designed to limit investment risk. See "Investment Restrictions."


INFORMATION ON INVESTMENT PRACTICES AND RISKS


     U.S. GOVERNMENT SECURITIES. Examples of the types of U.S. Government securities that the Fund may hold include, in addition to those described in the Prospectus, U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in U.S. Government securities that represent interests in pools of mortgages.


     LENDING OF SECURITIES. The Fund has the authority to lend securities to brokers, dealers and the other financial organizations. The Fund will not lend securities to SG Cowen or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued income rises above the level of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

     COVERED CALL OPTIONS. In an effort to enhance the Fund's performance through receipt of premiums and generally to assist in the management of its portfolio, the Fund may engage without limitation in the writing (selling) of call option contracts on securities at such times as SGCAM shall determine to be appropriate. The Fund will only write covered call options on securities held in the portfolio. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.


     The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" which involves the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof.


     Options written by the Fund will normally have expiration dates between one and nine months from the date written. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

     An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange in the over-the-counter market. In light of this fact and current trading conditions the Fund expects to write options only on national securities exchanges and in the over-the-counter market. As of the date of this Statement of Additional Information, the national securities exchanges on which options are traded are: The Chicago Board Options Exchange, The Board of Trade of the City of Chicago, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange ("NYSE"). Options are also traded on the national securities exchanges with respect to unlisted securities reported through the NASDAQ system.


     Although the Fund will write only those options for which SGCAM believes there is an active secondary market so as to facilitate closing purchase transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customer orders, will not recur. In such event, it might not be possible to effect closing purchase transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying securities until the option expires or it delivers the underlying security upon
exercise.   The national securities exchanges have established limitations governing the maximum number of options of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SG and certain of its affiliates may be considered to be such a group. A national securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.


     In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


     REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions involving its portfolio securities with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. SGCAM, acting under the supervision of the Fund's Board of Directors, reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


TEMPORARY INVESTMENTS. The Fund may invest up to 20 percent of its assets, and in excess of that amount when SGCAM believes market conditions warrant a temporary defensive posture, in corporate bonds rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation, commercial paper rated at least Prime-2 by Moody's or A-2 by Standard & Poor's and obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and repurchase agreements in respect of such obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Federal National Mortgage Association, are supported by the ' discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Bonds rated Baa by Moody's and BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics.


INVESTMENT RESTRICTIONS


     The investment restrictions numbered 1 through 12 below have been adopted by the Fund as fundamental policies, which means that they may not be changed without the vote of a majority of the outstanding voting securities of the Fund, which is defined as the lesser of (a) 67 percent or more of the shares present at a shareholders meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares. Investment restrictions 13 through 19 may be changed by vote of a majority of the Fund's Directors at any time.


     The investment policies adopted by the Fund prohibit it from:


     1. With respect to 75 percent of its assets, purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the Funds total assets would be invested in the securities of the issuer.

     2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.


     3. Purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities.


     4.   Making short sales of securities or maintaining a short position.


     5. Borrowing money, except that the Fund may borrow for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Fund's total assets, the Fund will not make any additional investments.


     6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets, except that this prohibition shall no longer prohibit the escrow arrangements contemplated by writing covered call options.


     7. Underwriting the securities of the issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


     8. Making loans to others, except through purchasing qualified debt obligations or lending portfolio securities.


     9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchanges.


     10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.


     11.  Investing in commodities.


     12. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of five business days) or securities that are not readily marketable if more than 10 percent of the total assets of the Fund would be invested in those securities.


     13. Purchasing or selling real estate or interests in real estate, including interests in real estate limited partnerships, except that the Fund may purchase and sell securities that are issued by companies that invest or deal in real estate, including readily-marketable interests in real estate investment trusts or readily marketable securities of other companies which invest in real estate. The Fund also reserves the right to own real estate used principally for its own office space, although it has no current intention to do so.


     14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options and enter into closing purchase transactions with respect to options it has written, provided these transactions are conducted in a manner consistent with, and subject to the limitations set forth in, the description of these transactions in the Prospectus and this Statement of Additional Information.


     15. Investing in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

     16. Purchasing any security if as a result the Fund would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.


     17. Making investments for the purpose of exercising control or management.


     18. Investing in warrants, although warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.


     19. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or SG Cowen individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.


     The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that and such commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of shares of the Fund in the state involved.


PORTFOLIO TURNOVER


     For regulatory reporting purposes, the Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund's securities, with certain other obligations with less than one year to maturity at the time of purchase excluded. Thus, a 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year. The Fund will not normally engage in the trading of securities for the purpose of realizing short term profits, but will adjust its holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should SGCAM deem it advisable to purchase or sell securities.


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS


     The business and affairs of the Fund is managed under the direction of the Board of Directors, which has overall supervisory responsibility for the Fund. By virtue of the responsibilities assumed by SG Cowen under the Investment Management Agreement, the Fund will not require executive employees other than its officers, none of whom will devote full time to the affairs of the Fund.


     The names of the directors and officers of the Fund, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an Ainterested person@ of the Fund, as defined in the 1940 Act, is indicated by an asterisk; unless noted otherwise, the business address of each such individual is Financial Square, New York, New York 10005. Each of the directors is also a director of all of the investment companies of which SGCAM is Investment Manager.


DIRECTORS OF THE FUNDS


     James H. Carey, Director, age 65. Managing Director of Briarcliff Financial Associates, Inc. (since June, 1991) and former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (since March, 1994). Mr. Carey is also a Director of Airborne Freight Corporation, Jonathan Woodner Company, former Director of NCB Insurance Limited (Bermuda), Director of The Midland Company, The Murray & Isabella Rayburn Foundation, Nantucket Industries, Inc. and Vice Chairman of the U.S. Committee for UNICEF. His address is Village View & Canterbury Road, Manchester Center, Vermont 05255.

     *Joseph M. Cohen, Chairman and Chief Executive Officer of the Funds, age
60. Chairman of SG Cowen Securities Corporation since July 1, 1998. Prior thereto, Principal Executive Officer and Class I Limited Partner of Cowen & Co. ("Cowen") and Chairman and President of Cowen Incorporated. Director, Chairman and Chief Executive Officer of the SG Cowen Mutual Funds.


     Dr. Peter P. Gil, Director, age 75. Director, Arthur D. Little Management Institute Board since 1991, former Executive Board Member and currently Acting Dean of the Institute; Trustee and Executive Committee Member, Plimoth Plantation, (Plymouth, Mass.). From July 1988 to July 1994, Dr. Gil served in a variety of senior administrative positions at the Sloan School of Management, Massachusetts Institute of Technology, as Director, Management of Technology Program, the Senior Executive Program, External Relations of the School; and Senior Lecturer. Prior to July 1988 he was Associate Dean of the School. His address is 79 Main Street, New Castle, New Hampshire 03854-0651.


     Dr. Martin J. Gruber, Director, age 60. Former Chairman, Department of Finance and Nomura Professor of Finance, Leonard N. Stern School of Business Administration, New York University. He is also a Trustee of BT Pyramid Mutual Funds, Director of Japan Equity Fund, Inc., and the Taiwan Equity Fund, Inc.; and a Trustee of BT Leadership Trust and the T.I.A.A. Board. His address is New York University, 44 West 4th Street, New York, New York 10012.


     Burton J. Weiss, Director, age 67. Self-employed consultant since March, 1988. His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.


OFFICERS OF THE FUNDS


     Rodd M. Baxter, Secretary, age 48. Director and Senior Counsel of SG Cowen since July 1, 1998. Prior thereto, he was General Counsel of Cowen Asset Management and Director of Cowen.


     Benedict Capaldi, Senior Investment Officer, age 53. Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. He was a Managing Director and Portfolio Manager of Cowen Asset Management since December, 1996. Prior thereto he was a Portfolio Manger for Provident Capital Management Inc. Senior Vice President and Portfolio Manger for Radner Capital Management and President of Chestnut Hill Advisors, Inc.


     William Church, Vice President, Senior Investment Officer, age 52. Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was Chief Investment Officer of Cowen Asset Management and a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.


     Creighton H. Peet, Vice President, Treasurer, Senior Investment Officer, age 60, Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.


     William Rechter, Senior Vice President and Senior Investment Officer, age
51. Director and Portfolio Manager of SG Cowen since July 1, 1998. Prior thereto, he was a Class I limited Partner of Cowen and Managing Director of Cowen Incorporated.


     David Sarns, President, age 44. Chief Administrative Officer and Managing Director of SG Cowen since July 1, 1998. Prior thereto, he was a Chief Administrative Officer and Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.


     Irwood Schlackman, Controller, age 58. Vice President of SG Cowen since July 1, 1998. Prior thereto, he was a Mutual Fund Administrator of Cowen.




COMPENSATION


     No officer, director, partner or employee of SG Cowen or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from the Fund a fee of $3,000 per annum plus $500 per meeting and $375 for each audit committee meeting attended and reimbursement for travel and out of pocket expenses.


COMPENSATION TABLE  (for fiscal year ended November 30, 1998)



Name of                  Aggregate                Total
Director                 Compensation             Compensation
                         from Fund                From
                                                  Fund and Fund
                                                  Complex *
James H. Carey           $5,750                   $28,750
Peter Gil                $5,750                   $28,750
Martin J. Gruber         $5,750                   $28,750
Burton J. Weiss          $5,750                   $28,750


--------------------
     *There are seven funds in the complex.


PRINCIPAL HOLDER OF SECURITIES


To the knowledge of the Fund and SG Cowen, none of the Fund directors and officers, either individually or as a group, beneficially owned more than 1% of the Funds' outstanding stock as of the close of business on January 15, 1999. As of January 19, 1999 the following persons owned 5% or more of a class of the Fund's securities: Class B -- Silicon Valley Bank F/B/O Eli Porat (6%), 3003 Tasman Drive, Santa Clara, CA 95054; Scott Ganson Trust (5%), 229 Beacon Street, Boston, MA 02116, Richard H. Blackwell, IRA Rollover (5%), 10629
Forest Lane, Chicago Ridge, IL 60415. Class I -- Batrus & Co., (9%) c/o Bankers Trust Co., PO Box 9005, Church Street Station, New York, NY 10006; Guadi & Co., (11%) c/o Bankers Trust Co., PO Box 9005, Church Street Station, New York, NY 10006, Emre & Co., (64%) c/o Strong Retirement Plan Services, PO Box 1408, Milwaukee, WI 53201-1408.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


INVESTMENT MANAGER


     Until July 1, 1998, Cowen served as investment manager and principal underwriter to the Fund. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen") (the "Acquisition"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Fund, with the existing investment management personnel of Cowen continuing to provide investment management services to the Fund.


     The management agreement between Cowen and the Fund provided for automatic termination in the event of its "assignment," which included consummation of the Acquisition. Accordingly, a new management agreement between SG Cowen and the Fund (the "New Agreement"), identical in material respects with the prior management agreement, was approved by the Board of Directors of the Fund at a meeting held on May 21, 1998. On June 16, 1998, Cowen and SGSC were granted an exemptive order by the Securities and Exchange Commission pursuant to which the New Agreement was permitted to be implemented without shareholder approval beginning on July 1, 1998 and continuing, for a period of up to 150 days, through the date on which the New Agreement is approved or disapproved by the shareholders of the Fund.


     The shareholders of the Fund approved the continuance of the New Agreement on September 17, 1998. The New Agreement contains substantially the same terms and conditions as the corresponding prior management agreement, including the management fee payable by the Fund.


     SG Cowen is a member of the New York, American and other principal national securities exchanges and of the National Association of Securities Dealers, Inc. ("NASD"). SG Cowen's principal address is 1221 Avenue of Americas, New York, New York.

     Pursuant to the Investment Management Agreement between SGCAM and the Fund, SGCAM has agreed to be responsible for the Fund's investment program. Subject to the supervision and direction of the Fund's Boards of Directors, SGCAM manages the Fund's portfolio in accordance with the stated policies of that Fund. SGCAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. SGCAM also furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and certain legal and other filings with the SEC and state Blue Sky authorities, calculates the net asset value of shares of the Fund and generally assists in all aspects of the Fund's operations. SGCAM compensates certain securities dealers whose customers are shareholders of the Fund for providing administrative services to those shareholders that would otherwise be provided by SGCAM. Such compensation is paid solely from SGCAM's resources and is not paid directly or indirectly by the Fund.


     Each Class bears its own expenses, which generally includes all costs not
specifically borne by SGCAM.   Included among a Class' expenses are (1) transfer
agency fees as identified by the transfer agent as being attributable to a specific Class; (2) printing and postage expensed related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; (3) Blue Sky registration fees incurred by a Class; (4) SEC registration fees incurred by a Class; (5) the expenses of administrative personnel and services as required to support the shareholders of a specific Class; (6) litigation or other legal expenses relating solely to one Class; and
(7) directors' fees incurred as a result of issues relating to one Class. In addition, each Class will bear an allocable portion of all other Fund expenses not attributable to a particular Class based on the Class' relative net assets.


     For the fiscal years ended November 30, 1996, 1997 and 1998, the Fund's Investment Manager received fees for services rendered of $506,210, $509,586 and $475,785, respectively. From September 1, 1995 through March 31, 1996, Cowen voluntarily reimbursed the Fund's expenses in an amount equal to an annual rate of .18 of 1% and .14 of 1% from April 1, 1996 through March 31, 1998.


PRINCIPAL UNDERWRITER


     Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, MA 02109, is the principal underwriter to the Fund.


CUSTODIAN AND TRANSFER AND DIVIDEND AGENT


     Investors Fiduciary Trust Company, P.O. Box 41911, Kansas City, MO 64141, is the custodian of the Funds' assets.


     DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, is the Funds' transfer and dividend disbursing agent.


SHAREHOLDER SERVICING AND DISTRIBUTION PLAN (THE "PLAN")


     FDI is paid monthly fees by the Fund in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by FDI to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation paid by FDI includes amounts paid to SG Cowen employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares of their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment adviser, transfer agent or other agent of the Fund.


     In addition, pursuant to the Plan, the Fund pays to FDI a monthly distribution fee at the annual rate of .75% of the Funds average daily net assets attributable to Class B shares. The distribution fee is used by FDI to provide (1) initial and ongoing sales compensation to its registered representative or those of other broker-dealers that enter into selected dealer agreements with FDI in respect of sales of Class B shares; (2) costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by FDI, and the payments may exceed expenses actually incurred by FDI. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it received under the Plan.


     Pursuant to the Plan, for the fiscal year ended November 30, 1998, Class A and Class B shares of the Fund paid $128,673 and $38,959, respectively.


PORTFOLIO TRANSACTIONS


     Decisions to buy and sell securities and other financial instruments for the Fund are made by SGCAM, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Directors. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by SGCAM, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by SGCAM are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by SGCAM to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


     Portfolio transactions are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities may include commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


     To the extent consistent with applicable provisions of the Act, other securities laws and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, the Fund's Board of Directors has determined that portfolio transactions may be effected through SG Cowen if, in the judgment of SGCAM, the use of SG Cowen normally is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, SG Cowen charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere, and principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by SEC.


     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SGCAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SGCAM will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, SGCAM is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or other accounts over which SGCAM or its affiliates exercise investment discretion. SGCAM's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage services. The Fund's Directors periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits to the Fund.

     For the fiscal year ended November 30, 1996, the Fund paid an aggregate of approximately $188,848 in commissions to broker-dealers for execution of portfolio transactions. SG Cowen effected approximately 4.0% of the aggregate dollar amount of such transactions for which it received approximately $8,050 (4.3%) of the commissions paid by the Fund during that year. The balance of the commissions ($180,798) was paid to other broker-dealers which furnished research services to the Fund and which effected the remaining 96.0% of the aggregate dollar amount of portfolio transactions involving the payment of commissions.


     For the fiscal years ended November 30, 1997 and 1998 the Fund paid an aggregate of approximately $153,648 and $159,842, respectfully, in commissions to broker-dealers for execution of portfolio transactions, none of which was paid to SG Cowen except for $83 in 1998.


CAPITAL STOCK


     The Fund has an authorized capitalization of 750,000,000 shares with a par value of $.001 per share and transferable without restriction of which 250,000,000 have been allocated in respect of each Class of the Fund. All shares of the Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets of the Fund on liquidation.


     When issued, shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (I) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and / or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.


NET ASSET VALUE


     The net asset value per share of the Fund is calculated as of 4:15 p.m. Eastern time, or such earlier time when the Exchange closes early, on each day on which the New York Stock Exchange, Inc. is open. The Exchange is currently open on each Monday through Friday, except (a) January I St, Martin Luther King Day (the third Monday in January), Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th; and (b) the preceding Friday when one of those holidays falls on a Saturday or the subsequent Monday when one of those holidays falls on a Sunday. Net asset value per share is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Assets traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. High quality money market instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its market value on the 61st day prior to maturity and thereafter assuming a constant amortization to maturity of any market discount or premium, generally without regard to the effect of fluctuating interest rates on the market value of the instrument.


PURCHASE OF SHARES


GENERAL INFORMATION


     Shares of the Fund are sold at the net asset value per share next determined after receipt of an order, plus a sales charge in the case of Class A shares. Investors whose orders are received not later than 4:15 p.m., New York time, will become shareholders on that day. Investors whose orders are received after 4:15 p.m., New York time, will become shareholders on the following business day. The Fund reserves the right to reject any order to purchase shares. Certificates for shares will be issued only upon the specific request of a shareholder.


     The minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $100, except that the minimum initial and subsequent investments for purchases of Fund shares through Retirement Plans for Self-Employed Persons and Individual Retirement Accounts will be $500 and $50, respectively. The Fund reserves the right to vary these minimums at any time.


     RETIREMENT PLANS. Shares may be purchased in connection with various qualified tax-deferred retirement plans. Forms for establishing these plans are available through any SG Cowen account representative. Investors urged to consult with a tax adviser in connection with the establishment of retirement plans.


     AUTOMATIC INVESTMENT PLAN. The Fund offers an Automatic Investment Plan whereby DST is permitted through preauthorized checks of $ 100 or more ($50 in the case of Retirement Plans for Self-Employed Persons and Individual Retirement Accounts) to charge the regular bank account of a shareholder on a regular Basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's
Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, DST or FDI. Further information regarding the Automatic Investment Plan may be obtained through any account representative.


     Under the Multiple Pricing System, the Fund presently offers three methods of purchasing shares; enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. Account representatives and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. From time to time, registered representatives of broker-dealers that enter into selected dealer agreements with FDI will receive additional non-cash compensation in the form of gifts or prizes such as merchandise or trips. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below. In addition, the Distributor will from its own resources make additional payments to Branch Cabell and Company at a maximum annual rate of
 .25% of the net asset value of all shares of the Fund sold by Branch Cabell and Company.


CLASS A SHARES


     The public offering price of Class A shares is the net asset value per Class A share next determined after a purchase order is received plus a sales charge, if applicable. Class A shares are subject to a service fee at the annual rate of .25% of the value of the Fund's average daily net assets attributable to this Class. The sales charge payable upon the purchase of Class A shares will vary with the amount of purchase as set forth below.


                           Sales Charge as a      Sales Charge as
                           Percentage of the      a Percentage of
Shares Purchased in        Public Offering        the Net Amount    Dealer
Single Transaction         Price                  Invested          Reallowance
------------------         -----                  --------          -----------
Up to $49,999              4.75%                  5.00%             4.00%
$50,000-$99,999            4.00%                  4.17%             3.25%
$100,000-$249,999          3.75%                  3.90%             3.00%
$250,000-$499,999          2.50%                  2.56%             2.00%
$500,000-$999,999          2.00%                  2.04%             1.50%
$1,000,000-$2,999,999         0%                     0%             1.00%
$3,000,000-$3,999,999*        0%                     0%              .50%


* Investors who purchase $4 million or more of shares will receive Class I shares, which are not subject to any front-end sales charge or service fee. See "Class I Shares."

     The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (1) an individual; (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (3) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (4) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other, as defined in the 1940 Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


     You may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative value (at current net asset value) of Class A shares purchased in a single transaction, together with those Class A shares previously purchased subject to payment of a sales charge, plus Class A shares of SG Cowen Opportunity Fund, SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, each a series of SG Cowen Funds, Inc., previously or simultaneously purchased subject to a sales charge, amounts to $50,000 or more. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund, SG Cowen Opportunity Fund, SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund from SG Cowen. Class A shares of the Fund, SG Cowen Opportunity Fund, SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund previously purchased during a 90-day period prior to the date of receipt by SG Cowen of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.


     A shareholder who has redeemed his Class A shares may reinvest all or part of the redemption proceeds within 30 days without imposition of a sales charge. This privilege may be exercised only once by a shareholder. Shareholders should note that no loss will be allowed on the sale of Fund shares to the extent that the shareholder acquired other shares in the Fund within a period beginning 30 days before the sale or disposition of the shares in which the shareholder incurred a loss and ending 30 days after such sale.


The Fund offers Class A shares without imposition of a sales charge to (1) employees of SG Cowen and registered representatives of securities dealers that participate in distribution of the Fund's shares; (2) Individual Retirement Accounts for those persons; (3) the spouses, children, parents, grandparents, siblings, spouse's parents and sibling's children of those persons when purchase orders on their behalf are placed by those persons; (4) directors and trustees of registered investment companies whose shares are distributed by SG Cowen, Individual Retirement Accounts for those persons, employee benefit plans for those persons, and the spouses and minor children of those persons when purchase orders on their behalf are placed by those persons; (5) SG Cowen and its subsidiaries; (6) participants in any pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code when purchase orders are placed by such participants pursuant to such plans; (7) officers, directors, partners and employees of the Fund's counsel or auditors; and (8) investors who purchase shares of the Fund to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with SGCAM whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. The Distributor pays a sales commission equal to 1.00% of the amount invested to dealers who sell Class A Shares without imposition of a sales charge to investors described in items (6) and (8).


CLASS B SHARES


     The public offering price of Class B shares is the net asset value per share next determined after a purchase order is received without imposition of any front-end sales charge. The Distributor pays a sales commission equal to 4.00% of the amount invested to dealers who sell Class B shares. Class B shares may be subject upon redemption to a contingent deferred sales charge ("CDSC"). See "Redemption of Shares." Class B shares are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .75%, of the value of the Fund's average daily net assets attributable to this Class. SG Cowen has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing account representatives that all purchases of shares should be for Class A shares when the purchase is for $500,000 or more by an investor not eligible to purchase Class I shares. SG Cowen reserves the right to vary these guidelines at any time.


CLASS I SHARES


     The public offering price of Class I shares is the net asset value per share next determined after a purchase order is received without imposition of any sales charge. Class I shares were previously designated as Class C shares. Certain dealers may refer to Class I shares as "institutional shares." Class I shares, which are not subject to any service fee or distribution fee, are available exclusively to (1) employee benefit plans for employees of SG Cowen and securities dealers that participate in distribution of the Fund's shares;
(2) charitable organizations (as defined in Section 501 (c) (3) of the Code) investing $100,000 or more; (3) any pension fund, corporation, state or local government, Taft-Hartley plan, foundation and/or endowment which is a client of a consulting firm, if such consulting firm has contacted the Fund, SG Cowen or any subsidiary of SG Cowen with respect to furnishing advice to the client of that consulting firm or with respect to the purchase of the securities of the Fund by such client: (4) investors purchasing $4 million or more of shares of the Fund; (5) accounts as to which a bank, registered investment adviser or broker-dealer charges an account management fee, provided the bank, registered investment adviser or broker-dealer has an agreement with SG Cowen relating to investment in the Fund; (6) investors, and their spouses and minor children, who are investment advisory clients of SGCAM or any of its subsidiaries or who are affiliated persons or sponsoring companies of those clients; and (7) purchasers placing orders through a broker that maintains an omnibus account with the Fund and such purchases are made (i) by investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent, or (iii) for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in Section 401 (a), 403 (b) or 457 of the Internal Revenue Code or "rabbi@ Trusts Investors who purchase pursuant to (7) may be charged a fee by the broker or agent utilized to effect the transaction. SG Cowen will from its own resources compensate broker-dealers and service agents at a maximum annual rate of .15%, 15% and .35%, respectively of the net asset value of shares purchased pursuant to (3), (5) and (7), respectively.


EXCHANGE PRIVILEGE


Shares of the Fund may be exchanged for shares of the same Class (or the sole class offered) of the mutual funds listed below for which SG Cowen serves as a distributor.


- SG Cowen Standby Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.


- SG Cowen Standby Tax-Exempt Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.


- SG Cowen Intermediate Fixed Income Fund, a fund that seeks total return consistent of current income and stability of principal by investing primarily in high quality intermediate term fixed income securities. The fund is a series of SG Cowen Funds, Inc.


- SG Cowen Government Securities Fund, a fund that seeks total return consistent of current income and appreciation of capital through investing primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. This fund is a series of SG Cowen Funds, Inc.


- SG Cowen Opportunity Fund, a fund whose investment objectives is appreciation of capital through investing primarily in equity securities of small capitalization companies.

- SG Cowen Large Cap Value Fund, a fund that seeks capital appreciation by investing in securities which are deemed to be under valued. This fund is a series of Cowen Funds, Inc.


     For the purposes of this discussion, SG Cowen Standby Reserve Fund, Inc. and SG Cowen Standby Tax-Exempt Reserve Fund, Inc. are referred to as "money market funds" and SG Cowen Opportunity Fund, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund are referred to as "non-money market funds."


     Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through FDI, any SG Cowen account representative, thorough account representatives of SG Cowen correspondents, or through any other member of the NASD, or any foreign nonmember of the NASD, which has entered into a Sales Agreement with FDI with respect to such funds.
An exchange of shares is treated for federal income tax purposes as a redemption
(Sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.


     Under the Multiple Pricing System, an exchange of shares of the Fund with other SG Cowen funds' shares will be limited to shares of the same class or the sole class (money market funds only) of shares of a fund from which the exchange is to be effected. For example, if a holder of Class A shares of a non-money market fund exchanges his shares for shares of a money market fund and thereafter wishes to exchange those shares for shares of the Fund, he may receive only Class A shares in the latter transaction. As another example, if a holder of shares of a money market fund acquired as a result of an initial investment and not from an exchange wishes to exchange his shares of for share of a non-money market fund, he may receive Class A shares, Class B shares or Class I shares (depending on his eligibility for Class I shares) in the exchange transaction.


Thereafter, any further exchanges would be subject to the principal described above limiting subsequent exchanges to the same class or the sole class of shares of other funds.


     CLASS A EXCHANGES. A shareholder may effect exchanges among the mutual funds listed above and the Fund on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a money market fund acquired through a direct purchase are exchanged for Class A shares of the Fund or another non-money market fund, the appropriate sales charge will be imposed at the time of the exchange. Because a substantially lower sales charge is paid upon purchase of Class A shares of Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, Class A shares of SG Cowen Intermediate Fixed Income Fund will be exchangeable without the imposition of any additional sales charge.


     CLASS B EXCHANGES. As described below under "Redemption of Shares," the CDSC payable by Class B shareholders upon redemption of their shares will vary with the period of time that the shares are held (the "CDSC holding period"). For purposes of calculating the CDSC holding period, any Class B shares received in an exchange will be deemed to have been purchased on the same date as the Class B shares given in exchange. If, however, a Class B shareholder exchanges his shares for shares of either money market fund, which do not offer a class of shares subject to a CDSC, such exchange will toll, or suspend, the running of the CDSC holding period for as long as the money market fund shares are held and, if those shares are redeemed, a CDSC will be imposed based on the CDSC holding period without regard to the period during which the money market fund shares were held. For example, if a holder of Class B shares of the Fund who has held those shares for a period of more than four but less than five years exchanges his shares for shares of a money market fund, holds those shares of the money market fund for a period of one year, and thereafter exchanges those shares for Class B shares of the Fund, such shareholder will be deemed to have held the Class B shares for a period of four full years on the date of the last exchange. If the shareholder were to then immediately redeem his Class B shares of the Fund, such redemption would be subject to a 2.00% CDSC. Similarly, the same CDSC would be imposed if at any time the money market fund shares were redeemed. Conversely, if the shareholder had held his Class B shares of the Fund for the full six year period, no CDSC would have been imposed upon redemption.

     Because a substantially lower CDSC schedule is applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, if a holder of these shares wanted to exchange all or a portion of his shares for Class B shares of the Fund or of any of the non-money market funds that offer Class B shares subject to a higher CDSC than that imposed by SG Cowen Intermediate Fixed Income Fund, the exchanged Class B shares will not be subject to the higher applicable CDSC. Upon redemption, the lower CDSC schedule applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund will apply.


REDEMPTION OF SHARES


REDEMPTION PROCEDURES


     The Fund will redeem shares without charge at the net asset value per share next determined after receipt of a redemption order in proper form by any CDSC imposed on Class B shares. Any redemption request received prior to 4:15 p.m., New York time, will be transmitted to DST on that day and the proceeds of such redemption will be transmitted in accordance with the investor's instructions within seven days. Redemption requests received at or after 4:15 p.m., New York time, will be effected on the next business day. Proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 15 days. Pending such clearance, redemption proceeds will be held under circumstances resulting in no earnings to investors. Investors can avoid the inconvenience associated with check clearance delays by purchasing shares with immediately available funds held in a brokerage account at a participating securities dealer or by transmitting funds to DST by wire transfer.


     SG Cowen and other selected dealers generally will effect redemptions of shares upon oral instructions received from the shareholders. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a i commercial bank or trust company (not a savings bank) located or having a correspondent in New York City, or by a member organization of the New York Stock Exchange, Inc. The redemption order must specify which Class of shares is being redeemed. If certificates have been issued representing the shares to be redeemed, such certificates must also be endorsed, or a duly executed stock power must be furnished, with signatures guaranteed as discussed above, and must be submitted to SG Cowen or DST with the redemption request. SG Cowen or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. The payment of redemptions may be wired to a shareholder's commercial bank account. There is a $10 charge for each federal funds wire transaction. The minimum amount for wire redemptions is $10,000. A shareholder who wishes to redeem by wire should contact DST at 1-800-262-7116.


     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem shares in any account, other than an Individual Retirement Account or other qualified retirement plan, at their net asset value if the value of the account is less than $250. The shareholder having the account will first be notified in writing that the account has a value of less than $250 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund.


     The Fund offers a Systematic Withdrawal Plan under which a shareholder with $10,000 or more in the Fund may elect to redeem periodic payments to himself or a designated payee on a monthly, quarterly or annual basis. For accounts other than qualified retirement plans, the minimum rate of withdrawal is $50 per month and the maximum monthly withdrawal is one percent of the current account value in the Fund as of commencement of participation in the plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund may be disadvantageous to the shareholder because of the sales charge on such purchases. A shareholder who elects to use the Systematic Withdrawal Plan should be aware that such periodic payments will be made from redemptions of his shares. However, any Class B shares redeemed under the Systematic Withdrawal Plan will not be subject to a CDSC as described below. Dividends and distributions paid on his shares may not cover the full amount of each periodic payment.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES


     A CDSC payable to FDI is imposed on any redemption of Class B shares held less than six years equal to a specified percentage, as set forth below, of the net asset value of the shares redeemed at the time of purchase or at the time of redemption, whichever is lower. Class B shares held six years or longer and Class B shares purchased through reinvestment of dividends or capital gains distributions are not subject to the CDSC.


     Furthermore, no CDSC will be imposed on an amount that represents an increase in value of the shareholder's account resulting from capital appreciation.


     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder purchased the shares being redeemed. The following table sets forth the rates of the CDSC for redemptions of Class B shares by investors:


               YEAR SINCE  PURCHASE IN WHICH
               REDEMPTION IS EFFECTED                            CDSC
               ----------------------                            ----
               Year 1. . . . . . . . . . . . . . . . . . . . . . 5.00%
               Year 2. . . . . . . . . . . . . . . . . . . . . . 4.00%
               Year 3. . . . . . . . . . . . . . . . . . . . . . 3.00%
               Year 4. . . . . . . . . . . . . . . . . . . . . . 3.00%
               Year 5. . . . . . . . . . . . . . . . . . . . . . 2.00%
               Year 6. . . . . . . . . . . . . . . . . . . . . . 1.00%
               Thereafter. . . . . . . . . . . . . . . . . . . . None


     In determining the applicability and rate of any CDSC, redemptions of Class B shares are made first of amounts due to capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions, and then of other shares held by the shareholder for the longest period of time. As a result, the CDSC, if any, will be imposed at the lowest possible rate. For example, assume that an investor owns 100,000 shares that he purchased seven years ago, 100,000 shares that he purchased more than four but less than five years ago at $10 per share and 1,000 shares received in respect of reinvestment of dividends and distributions. The shares now have a net asset value of $20 per share. The investor may redeem the 100,000 shares he purchased seven years ago and the 1,000 shares he acquired through reinvestments without paying a CDSC. If the investor redeems the balance of his shares, he would pay a CDSC based on the net asset value at the time of purchase ($ 10 per share). Thus, the investor would pay a CDSC equal to $20,000 (100,000 shares multiplied by $10 per share times the applicable rate of 2%).


     WAIVERS OF CDSC. The CDSC, if any, will be waived in the case of ( 1) redemptions of Class B shares held at the time a shareholder dies or becomes disabled, including the Class B shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability and (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an Individual Retirement Account, Keogh plan or custodial account under Section 403 (b) (7) of the Code following attainment of age 59 1/2 (c) a tax-free return of an excess contribution to an Individual Retirement Account, and (d) distributions pursuant to Systematic Withdrawal Plans.


TAXATION


     The Fund has qualified, and intends to continue to qualify each year, as a regulated investment company. As such, the Fund will not be subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income in each taxable year. Depending upon the extent to which it is, or is deemed to be, conducting business in certain states and localities, the Fund may be subject to taxation in such states or localities.


     If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deductions for distributions to its shareholders.) In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deductions for corporations in case of corporate shareholders.


     In general, if a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to withholding, then the shareholder may be subject to 31% federal backup withholding tax on dividends, capital gains distribution and the proceeds of redemptions or exchange. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.


     Gain or loss on the sale of a security will generally be long-term capital gain or loss if the Fund has held the security for more than one year. If a Fund acquires a debt security at a discount, however, the portion of any gain upon its sale or redemption that reflects the accrued market discount will be taxed as ordinary income, rather than capital gain.

     In general, when the Fund writes a covered call option on a security, and either the option expires unexercised or the Fund enters into a closing purchase transaction, the Fund will normally recognize a short-term capital gain or loss (except that any losses on certain covered call stock options will be treated as long-term capital losses). If a call option is exercised, the premium received will be treated as additional proceeds from the sale of the underlying security.

     Although the Fund expects to be relieved of all or substantially all federal and state income or franchise taxes, depending upon the extent of its activities in certain states and localities, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state or local tax.

PERFORMANCE INFORMATION


     From time to time, the Fund may advertise its "average annual total return" for the different Classes over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were invested in shares of the Fund. Figures will be given for recent one, five and ten year periods, or the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or lesser than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions). The performance of the Fund also might be compared to rankings prepared by Lipper Analytical Services, Inc., and Morningstar, Inc. which are widely recognized, independent services that monitor the performance of mutual funds, as well as to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. Performance Information may be useful in reviewing the performance of the Fund and in providing a basis for comparison with other investment alternatives. Investors should be aware that, because the performance of the Fund changes in response to fluctuations in interest rates, price fluctuations in securities markets, the Fund's expenses and other factors, a performance quotation should not be considered representative of the Fund's performance for any future period. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes. Shareholders may make inquiries regarding the Fund, including current performance quotations, by calling any SG Cowen account representative.


     The Fund's "average annual total return" will be computed in accordance with the following formula prescribed by the Securities and Exchange Commission:

                             TOTAL RETURN = P(1+T)n = ERV

                Where:  P = a hypothetical initial payment of $1,000.

                           T = average annual total return.

                                 n = number of years.

     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10 year period at the end of the 1, 5, or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     Class A Shares/Average Annual Total Return for the periods ended November 30, 1998:


                               1 year             =   -.99%
                               5 years            =  11.13%
                              10 years            =  11.78%


     Class B Shares/Average Annual Total Return for the periods ended November 30, 1998:


                               1 year             =  -1.89%
               Since inception (May 17, 1994)     =  13.88%


     Class I Shares/Average Annual Total Return for the periods ended November 30, 1998:


                               1 year             =   4.22%
               Since inception (May 9, 1994)      =  15.24%


     The Class A total return figures calculated in accordance with the above formula assumes that the maximum 4.75% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.


OTHER INFORMATION


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as the Fund's independent auditors.


     Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund.


FINANCIAL STATEMENTS


     The Fund hereby incorporates by reference the financial statements and related notes and the report of Ernst & Young LLP thereon included in the Fund's Annual Report to Shareholders for the period ended November 30, 1998. The Fund will provide copies of the Annual Report to each person who requests a copy of this Statement of Additional Information. The Fund will also furnish copies of the Annual Report, without charge, to any shareholder upon request directed to the Fund, at the address or telephone number given on the cover page of this Statement of Additional Information.

                                     PART C
                                OTHER INFORMATION


Item 23.    Exhibits:


Exhibit No.    Description of Exhibits
-----------    -----------------------

   (a)(1)      Articles of Incorporation of Registrant(a)
   (a)(2)      Articles of Amendment(a)
   (a)(3)      Articles of Amendment, effective July 1, 1998
   (b)(1)      By-Laws of Registrant(a)
   (b)(2)      Amendment of Article I, Sections 1 and 2 of Registrant's
               By-Laws(a)

   (c)         Not applicable

   (d)         Investment Management Agreement, July 1, 1998


   (e)         Distribution Agreement, July 1, 1998

   (f)         Not Applicable

   (g)         Custody Agreement with Investors Fiduciary Trust Company(a)

   (h)         Not applicable

   (i)(1)      Opinion and consent of Venable Baetjer and Howard, Aug. 7,
               1986(a)
   (i)(2)      Opinion and consent of Willkie Farr & Gallagher, Aug. 7,
               1986(a)

   (i)(3)      Opinion and consent of Venable Baetjer and Howard, April
               29, 1994(a)

   (j)         Consent of Independent Auditors

   (k)         Not Applicable

   (l)         Not Applicable


   (m)(1)      Form of Shareholder Servicing and Distribution Plan(a)
      (2)      Form of Shareholder Servicing Agreement(a)
      (3)      Form of Distribution Related Services Agreement(a)
   (n)         Financial Data Schedule
   (o)         Not Applicable
      (a) Incorporated by reference to Post-Effective No. 14 to Registrant's Statement on Form N-1A filed on March 26, 1997.


Item 24.    NONE




Item 25.    Indemnification

            Reference is hereby made to Registrant's Registration Statement filed on May 14, 1986, as amended on August 8, 1986.


Item 26.    Business and Other Connections of Investment Manager;
            Principal Underwriter


    SG Cowen Securities Corporation ("SG Cowen") serves as Investment Manager to Registrant. SG Cowen is also the Investment Manager of SG Cowen Standby Reserve Fund, Inc. ("CI+G"), SG Cowen Standby Tax-Exempt Reserve Fund, Inc. ("CSTXRF"), the series of stock representing SG Cowen Large Cap Value Fund ("CLCVF"), the sole portfolio of SG Cowen Series Funds, Inc. ("CSF"), the series of stock representing the SG Cowen Opportunity Fund ("COF"), SG Cowen Intermediate Fixed Income Fund ("CIFIF") and SG Cowen Government Securities Fund ("CGSF") portfolios of SG Cowen Funds, Inc. ("CFI"). SG Cowen is also a registered broker-dealer and investment banker. Listed below are the names of all of the Directors and Executive Officers of SG Cowen as of January 15, 1999, their positions with SG Cowen, and under the heading "Other Business Activities and Principal Business Addresses", any business, profession, vocation or employment of a substantial nature (other than business of SG Cowen) in which they have been engaged for their own account or in the capacity of director, officer, employee, partner or trustee during the past two fiscal years of the Registrant.

                                                                             OTHER BUSINESS
          NAME                POSITION                                       ACTIVITIES
          ----                --------                                       ----------
Cohen, Joseph M.              Chairman and Director                          7/98 - Present
                              Chairman                                       6/67 - 7/98 Cowen & Co.

Welling, Curtis R.            President, Chief Executive Officer
                              and Director                                   7/98 - Present
                              President and Chief Executive Officer          3/96 - 7/98 Societe Generale
                                                                             Securities Incorporation

Peterson, Charles T.          Chief Financial Officer                        7/98 - Present
                              Chief Financial Officer                        1/90 - 7/98 Cowen & Co.

Bowden, William P., Jr.       General Counsel                                7/98 - Present
                              General Counsel                                2/97 - Present - Societe Generale
                              General Counsel                                12/96 - 2/97 Credit Suisse
                                                                             First Boston Corp.

Walsh, James M.               Director                                       7/98 - Present
                              Chief Operations Officer and Director          9/96 - 7/98 Societe Generale
                                                                             Securities Corporation

Bouher, Jacques               Director                                       7/98 - Present
                              General Manager, Int'l Division                11/95 - Present Societe Generale
                                                                             Paris, France

Guillebert, Jean-Benard       Director                                       7/98 - Present
                              Chief Executive Officer - General Manager      9/95 - Present - Societe Generale
                                                                             USA - Paris, France

Huet, Jean                    Director                                       7/98 - Present
                              Chief Executive Officer - General Manager      1/93 - Present - Societe Generale
                                                                             USA

Joyet, Alain                  Director                                       7/98 - Present
                              Deputy General Manager                         12/95 - Present - Societe Generale
                                                                             Paris, France

Lacaze, Gerald                Director                                       7/98 - Present
                              Officer                                        11/78 - Present - Societe Generale
                                                                             Paris, France

LeRoux, Robert                Director                                       7/98 - Present
                              Director                                       6/95 - Present - Societe Generale
                                                                             Paris, France

Oudet, Jean-Paul              Director                                       7/98 - Present
                              Director of Debt Currencies                    6/93 - Present - Societe Generale
                                                                             Paris, France

Tuloup, Yves                  Director                                       7/98 - Present
                              Chief Executive Officer - Global Equity        1/96 - Present - Societe Generale
                                                                             Paris, France

SG Securities Corporation
1221 Avenue of the Americas
New York, New York 10020

Societe Generale
29, Boulevard Haussmann
75009 Paris, France

Item 27.    Principal Underwriters.

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BIB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Kobrick-Cendant Investment Trust
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Orbitex Group of Funds
SG Cowen Funds, Inc.

SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


     Director, President and Chief                - Marie E. Connolly
        Executive Officer
     Executive Vice President                     - George A. Rio
     Executive Vice President                     - Donald R. Roberson
     Executive Vice President                     - William S. Nichols
     Senior Vice President, General               - Margaret W. Chambers
        Counsel, Chief Compliance Officer,
        Secretary and Clerk
     Senior Vice President                        - Michael S. Petrucelli
     Director, Senior Vice President,             - Joseph F. Tower, III
        Treasurer and Chief Financial
        Officer
     Senior Vice President                        - Paula R. David
     Senior Vice President                        - Allen B. Closser
     Senior Vice President                        - Bernard A. Whalen
     Chairman and Director                        - William J. Nutt

     (c)  Not applicable.

Item 28.    Location of Accounts and Records


               (1)  SG Cowen Income + Growth Fund, Inc.
                    Financial Square
                    New York, New York 10005


               (2)  Investors Fiduciary Trust Company
                    127 West 10th Street
                    Kansas City, Missouri 64105


Item 29.    Management Service

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 20th day of January, 1999.


                        SG COWEN INCOME + GROWTH FUND, INC.


                                        by Rodd M. Baxter,
                                        Attorney-in-Fact
                                        ----------------
                                        Joseph M. Cohen, Chairman



      Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.



   Signature                  Title                              Date
   ---------                  -----                              ----

   by Rodd M. Baxter,
   Attorney-in-Fact
   ----------------
   Joseph M. Cohen            Chairman and Director         January 20, 1999
                              (Chief Executive Officer)


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Creighton H. Peet          Treasurer (Chief              January 20, 1999
                              Financial and Accounting
                              Officer)


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   James H. Carey             Director                      January 20, 1999


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Peter P. Gil               Director                      January 20, 1999


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Martin J. Gruber           Director                      January 20, 1999


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Burton J. Weiss            Director                      January 20, 1999

                                INDEX TO EXHIBITS


Exhibit No.                 Description of Exhibits


  99(a)(2)              Articles of Amendment
  99(d)                 Investment Management Agreement
  99(e)                 Distribution Agreement
  99(j)                 Consent of Independent Auditors
  99(n)                 Financial Data Schedule